                                                                   EXHIBIT 10.21

                       AGREEMENT FOR PURCHASE OF SHARES
                                      OF
                             PAMECO HOLDINGS, INC.

          THIS AGREEMENT is made and entered as of this 14th day of November, 1996, by and between Pameco Holdings, Inc., a Delaware corporation (the "Company") and Sofitam S.A., a French societe anonyme (the "Selling Shareholder").

                             W I T N E S S E T H:

          WHEREAS, the total authorized share capital of the Company consists of 11,000,000 shares of common stock, par value $.01 per share divided into 5,500,00 shares of Class A common stock and 5,500,000 shares of Class B common stock (collectively the "Common Shares") and 25,000 shares of preferred stock, par value $1.00 per share (the "Preferred Shares"); and

          WHEREAS, as a result of a transfer from Generale Frigorifique ("GF"), a subsidiary of the Selling Shareholder, the Selling Shareholder is the record and beneficial owner of 1,000,000 shares of Class A Common Shares of the Company and 4,000 shares of the Preferred Shares of the Company (collectively the "Shares"); and

          WHEREAS, in reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements contained herein, the Company desires to purchase the Shares from the Selling Shareholder, and the Selling Shareholder desires to sell the Shares to the Company;

          NOW, THEREFORE, for and in consideration of the premises and the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


1.        PURCHASE AND SALE.
          ------------------

          1.1  AGREEMENT TO PURCHASE AND SELL.  At the Closing (as defined in
               -------------------------------
Paragraph 1.3 below), the Selling Shareholder agrees to sell, assign, transfer and convey unto the Company, and in reliance on and subject to the terms, conditions, representations, warranties, covenants and agreements contained herein, the Company agrees to purchase and acquire from the Selling Shareholder all (but not less than all) of the Shares, free and clear of any and all claims, liens, charges and encumbrances, for a total purchase price (the "Purchase Price") of $14,500,000 (FOURTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS), calculated as set forth in Exhibit A attached hereto.

          1.2  PAYMENT OF PURCHASE PRICE.  At the Closing, the Company shall pay
               -------------------------
to the Selling Shareholder the Purchase Price for the Shares by wire transfer of immediately available federal funds to the account(s) that have been designated in writing by the Selling Shareholder at least two business days before the Closing.

          1.3  CLOSING.  The closing of the transactions contemplated in this
               -------
Agreement (the "Closing") shall take place at the Company's offices, 1000 Center Place, Norcross, Georgia at 10:00 a.m. local time on November 14, 1996 (the "Closing Date").

          1.4  TRANSACTIONS AND DOCUMENTS AT CLOSING.
               -------------------------------------

               (a) At the Closing, the Selling Shareholder shall deliver to the Company certificates representing the Shares, duly endorsed for transfer, with all required stock transfer stamps, if any, affixed, and upon such delivery of the Share certificates by the Selling Shareholder, the Company shall pay to the Selling Shareholder the Purchase Price in the manner set forth in Paragraph 1.2 above. All deliveries, payments and other transactions and documents relating to the Closing shall be interdependent and none shall be effective unless and until all are effective (except for any of the same as to which the party entitled to the benefit thereof has waived satisfaction or performance thereof as a condition precedent to Closing).

               (b) From time to time and at any time, at the Company's request, whether on or after the Closing, and without further consideration, the Selling Shareholder shall, at the expense of the Selling Shareholder, execute and deliver such further documents and instruments of conveyance and transfer and shall take such further reasonable actions as may be necessary or convenient, in the opinion of the Company, to transfer and convey to the Company all of its right, title and interest in and to the Shares, free and clear of any and all liens, claims, charges and encumbrances, or as may otherwise be necessary or convenient to carry out the intent of this Agreement.


2.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING SHAREHOLDER.
          --------------------------------------------------------------------

          To induce the Company to enter into this Agreement and to purchase the Shares, the Selling Shareholder represents, warrants and covenants to the Company as follows:

          2.1. ORGANIZATION.  The Selling Shareholder is a societe anonyme
               ------------
duly organized, validly existing and in good standing under the laws of the Republic of France.

          2.2  AUTHORIZATION; NO INCONSISTENT AGREEMENTS.  The Selling
               -----------------------------------------
Shareholder has full corporate power and authority to make, execute and perform this Agreement, and the transactions contemplated hereby. This Agreement and all transactions required hereunder to be performed by the Selling Shareholder have been duly and validly authorized and approved by all necessary corporate action on the part of the Selling Shareholder. This Agreement has been duly and validly executed and delivered on behalf of the Selling Shareholder by its duly authorized officers, and this Agreement constitutes the valid and legally binding obligation of the Selling Shareholder enforceable, subject to general equity principles, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally. Neither the execution and delivery of this Agreement nor the consummation of the transactions hereby contemplated will constitute a violation or breach of the articles of association or the charter of the Selling Shareholder. The execution, delivery and performance of this Agreement do not require the consent, approval or action of, or any filing with or notice to any third person or entity.

          2.3  OWNERSHIP OF SHARES.  The Selling Shareholder is the owner of the
               --------------------
Shares, free and clear of any lien, charge or encumbrance. There are no outstanding contracts, demands, commitments or other agreements or arrangements under which the Selling Shareholder is or may become obligated to sell, transfer or assign any of the Shares.

          2.4  INFORMED INVESTMENT DECISION.  GF has appointed one
               ----------------------------
representative to serve as a director of the Company and such representative has, at all times since GF's acquisition of the Shares, served in such capacity. GF's representative has participated in policy-making decisions regarding the business of the Company and has been provided with information, financial and otherwise, sufficient to allow such representative to serve as a director in accordance with his or her fiduciary obligations to the stockholders of the Company. The Selling Shareholder hereby confirms and acknowledges that, in making an investment decision to dispose of the Shares, the Selling Shareholder has received sufficient information through such representative as to the business, operation, and finances of the Company to permit it to make an informed investment decision, that the Selling Shareholder has received all information requested by it, and that it is capable of evaluating the merits or risks (if any) of such investment decision.


3.        REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.
          --------------------------------------------------------

          As an inducement to the Selling Shareholder to enter into this Agreement and to sell the Shares to the Company, the Company represents, warrants and covenants as follows:

          3.1  ORGANIZATION.  The Company is a corporation duly organized,
               ------------
validly existing and in good standing under the laws of the State of Delaware.

          3.2  AUTHORIZATION; NO INCONSISTENT AGREEMENTS.  The Company has full
               -----------------------------------------
corporate power and authority to make, execute and perform this Agreement, and the transactions contemplated hereby. This Agreement and all transactions required hereunder to be performed by the Company have been duly and validly authorized and approved by all necessary corporate action on the part of the Company. This Agreement has been duly and validly executed and delivered on behalf of the Company by its duly authorized officers, and this Agreement constitutes the valid and legally binding obligation of the Company enforceable, subject to general equity principles, in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally. Neither the execution and delivery of this Agreement nor the consummation of the transactions hereby contemplated will constitute a violation or breach of the certificate of incorporation or the bylaws of the Company. The execution, delivery and performance of this Agreement do not require the consent, approval or action of, or any filing with or notice to any third person or entity.


4.        CONDITIONS TO OBLIGATIONS OF THE COMPANY.
          ----------------------------------------

          All obligations of the Company under this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by the Company:

          4.1  PROCEEDINGS AND DOCUMENTS SATISFACTORY.  All proceedings taken in
               --------------------------------------
connection with the consummation of the transactions contemplated herein and all documents and papers relating thereto shall be reasonably satisfactory to the Company and its counsel, and the Company and its counsel shall have timely received copies of such documents and papers, all in form and substance satisfactory to the Company and its counsel, as reasonably requested by the Company or its counsel in connection therewith.

          4.2  REPRESENTATIONS AND WARRANTIES.  The representations and
               ------------------------------
warranties contained in Section 2 of this Agreement and in any certificate, instrument, agreement or other writing delivered by or on behalf of the Company or the Selling Shareholder in connection with the transactions contemplated by this Agreement shall be true and correct as of the date when made and shall be deemed to be made again at and as of the Closing and shall be true at and as of such time.

          4.3  CERTIFICATE OF THE SELLING SHAREHOLDER.  The Selling Shareholder
               --------------------------------------
shall have delivered to the Company a certificate, executed by the Selling Shareholder, or on behalf of the Selling Shareholder, dated the Closing Date, certifying in such detail as the Company may reasonably request as to the fulfillment and satisfaction of the conditions specified in Paragraphs 4.1 and
4.2 above.

          4.4  RESOLUTIONS.  The Selling Shareholder shall have delivered to the
               -----------
Company duly adopted resolutions of the Board of Directors of the Selling Shareholder, certified by the Secretary or an Assistant Secretary of the Selling Shareholder, dated the Closing Date, authorizing and approving the execution of this Agreement by the Selling Shareholder and all other action necessary to enable the Selling Shareholder to comply with the terms of this Agreement.

          4.5  MISCELLANEOUS.  The Company and its counsel shall have received
               -------------
such other opinions, certifications and documents from the Selling Shareholder as the Company and its counsel may reasonably request.


5.        CONDITIONS TO OBLIGATIONS OF THE SELLING SHAREHOLDER.
          ----------------------------------------------------

          All of the obligations of the Selling Shareholder under this Agreement are subject to the fulfillment and satisfaction of each and every of the following conditions on or prior to the Closing, any or all of which may be waived in whole or in part by the Selling Shareholder:

          5.1  REPRESENTATIONS AND WARRANTIES.  The representations and
               ------------------------------
warranties contained in Section 3 of this Agreement and in any certificate, instrument, agreement or other writing delivered by the Company in connection with the transactions contemplated by this Agreement shall be true and correct on and as of the Closing.

          5.2  CERTIFICATE OF THE COMPANY.  The Company shall have delivered to
               --------------------------
the Selling Shareholder a certificate, dated the Closing Date, certifying in such detail as the Selling Shareholder may reasonably request to the fulfillment and satisfaction of the conditions specified in Paragraph 5.1 above.

          5.3  RESOLUTIONS.  The Company shall have delivered to the Selling
               -----------
Shareholder duly adopted resolutions of the Board of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company, dated the Closing Date, authorizing and approving the execution of this Agreement by the Company and all other action necessary to enable the Company to comply with the terms of this Agreement.

          5.4  MISCELLANEOUS.  The Selling Shareholder and its counsel shall
               -------------
have received such other opinions, certifications and documents from the Company as the Selling Shareholder and its counsel may reasonably request.


6.        INDEMNITIES.
          -----------

          6.1  INDEMNIFICATION OF THE COMPANY.  The Selling Shareholder shall
               ------------------------------
indemnify and hold harmless the Company, its direct and indirect parent corporations and affiliates, and their officers and directors (hereafter collectively called "Company Indemnitees"), from and against and in respect of any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees suffered or incurred by any Company Indemnitee by reason of, or arising out of any misrepresentation, breach of warranty or breach or nonfulfillment of any agreement of the Selling Shareholder contained in this Agreement or in any certificate, instrument or document delivered to the Company by or on behalf of the Selling Shareholder pursuant to the provisions of this Agreement.

          6.2  INDEMNIFICATION OF THE SELLING SHAREHOLDER.  The Company  shall
               ------------------------------------------
indemnify and hold harmless the Selling Shareholder, its direct and indirect parent corporations and affiliates, and their officers and directors (hereafter collectively called "Shareholder Indemnitees"), from and against and in respect of any and all loss, damage, liability, cost and expense, including reasonable attorneys' fees, suffered or incurred by any Shareholder Indemnitee by reason of, or arising out of any misrepresentation, breach of warranty or breach or nonfulfillment of any agreement of the Company contained in this Agreement or in any certificate, instrument or document delivered to the Selling Shareholder by or on behalf of the Company pursuant to the provisions of this Agreement.

7.        SURVIVAL OF REPRESENTATIONS AND OTHER PROVISIONS.
          ------------------------------------------------

          7.1  SURVIVAL.  The representations, warranties, covenants, agreements
               --------
and indemnifications of the parties contained in this Agreement or in any writing delivered pursuant to the provisions of this Agreement shall survive the consummation of the transactions contemplated herein.


8.        TERMINATION.
          -----------

          8.1  TERMINATION FOR CERTAIN CAUSES.  This Agreement may be terminated
               ------------------------------
at any time prior to or on the Closing Date by the Selling Shareholder or the Company upon written notice to the other party as follows, and, upon such termination of this Agreement, no party hereto shall have any liability to the other:

               (a) By the Company, if the terms, covenants or conditions of this Agreement to be complied with or performed by the Selling Shareholder at or before the Closing shall not have been complied with or performed and such noncompliance or nonperformance shall not have been waived by the Company.

               (b) By the Selling Shareholder, if the terms, covenants or conditions of this Agreement to be complied with or performed by the Company at or before the Closing Date shall not have been complied with or performed and such noncompliance or nonperformance shall not have been waived by the Selling Shareholder.

               (c) By any party, if any action, suit or proceeding shall have been instituted or threatened against any party to this Agreement to restrain or prohibit, or to obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated herein, which, in the good faith opinion of any party, makes consummation of the transactions herein contemplated inadvisable.


9.        MISCELLANEOUS.
          -------------

          9.1  NOTICES.
               -------

               (a) All notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by pre-paid, first class, certified or registered air mail (or the functional equivalent in any foreign country), return receipt requested, or by facsimile transmission to the intended recipient thereof at its address or facsimile number specified below. Any such notice, demand or communication shall be deemed to have been duly given immediately (if given or made by confirmed facsimile), or three days after mailing (if given or made by letter addressed to a location within the country in which it is posted) or seven days after mailing (if made or given by letter addressed to a location outside the country in which it is posted), and in proving same it shall be sufficient to show that the envelope containing the same was duly addressed, stamped and posted, or that receipt of a facsimile was confirmed by the recipient. The addresses and facsimile numbers of the parties for purposes of this Agreement are:

          (i)  If to the Company:               Pameco Holdings, Inc.
                                                1000 Center Place
                                                Norcross, Georgia  30093
                                                Facsimile No. 770-798-0621

               With a copy to:                  Kilpatrick & Cody
                                                Suite 2800
                                                1100 Peachtree Street
                                                Atlanta, Georgia 30309
                                                Facsimile No. 404-815-6555

          (ii) If to the Selling Shareholder:   Sofitam S.A.
                                                55, rue Charles Delescluze
                                                93171 Bagnolet Cedex
                                                France
                                                Facsimile No. 011-331-40-805-680

               (b) Any party may change the address to which notices, requests, demands or other communications to such parties shall be delivered or mailed by giving notice thereof to the other parties hereto in the manner provided herein.

          9.2  COUNTERPARTS.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same instrument.

          9.3  ENTIRE AGREEMENT.  This Agreement supersedes all prior
               ----------------
discussions and agreements between the parties with respect to the subject matter hereof, and this Agreement contains the sole and entire agreement among the parties with respect to the matters covered hereby. This Agreement shall not be altered or amended except by an instrument in writing signed by or on behalf of the parties hereto.

          9.4  GOVERNING LAW.  The validity and effect of this Agreement shall
               -------------
be governed by and construed and enforced in accordance with the laws of the State of Georgia, without regard to conflict rules.

          9.5  DISPUTE RESOLUTION.
               ------------------

               (a) Any and all disputes arising out of or in connection with the negotiation, execution, interpretation, performance or nonperformance of this Agreement and the transactions contemplated herein shall be solely and finally settled by arbitration, which shall be conducted in Atlanta, Georgia U.S.A., by a single arbitrator selected by the parties. The arbitrator shall be a lawyer familiar with international business transactions and conversant in English. The parties hereby renounce all recourse to litigation and agree that the award of the arbitrator shall be final and subject to no judicial review. The arbitrator shall conduct the proceedings in the English language and pursuant to the Rules of American Arbitration Association, as now or hereafter amended (the "Rules"). If the parties fail to agree on the arbitrator within 30 days of the date one of them invokes this arbitration provision, either party may apply to the Superior Court of Fulton County to make the appointment. The arbitrator shall decide the issues submitted to him in accordance with: (i) the provisions and commercial purposes of this Agreement; and (ii) what is just and equitable under the circumstances, provided that all substantive questions of law shall be determined under the laws of the State of Georgia, United States of America (without regard to its principles of conflicts of laws).

               (b) The parties agree to facilitate the arbitration by: (i) making available to one another and to the arbitrator for examination, inspection and extraction all documents, books, records and personnel under their control if determined by the arbitrator to be relevant to the dispute;
(ii) conducting arbitration hearings to the greatest extent possible on successive days; and (iii) observing strictly the time periods established by the Rules or by the arbitrator for submission of evidence or briefs.

               (c) Judgment on the award of the arbitrator may be entered in any court having jurisdiction over the party against which enforcement of the award is being sought and in any court of competent jurisdiction, U.S.A.; and the parties hereby irrevocably consent to the jurisdiction of any such court for the purpose of enforcing any such award. The arbitrator shall divide all costs (other than fees of counsel) incurred in conducting the arbitration in his final award in accordance with what he deems just and equitable under the circumstances.

          9.6  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and
               ----------------------
shall inure to the benefit of the parties hereto and their respective heirs, executors, legal representatives, successors and assigns.

          9.7  PARTIAL INVALIDITY AND SEVERABILITY.  All rights and restrictions
               -----------------------------------
contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary to render this Agreement legal, valid and enforceable. If any term of this Agreement, or part thereof, not essential to the commercial purpose of this Agreement shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining terms hereof, or part thereof shall constitute their agreement with respect to the subject matter hereof and all such remaining terms, or parts thereof, shall remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which will implement the commercial purpose of the illegal, invalid or unenforceable provision.

          9.8  WAIVER.  Any term or condition of this Agreement may be waived at
               ------
any time by the party which is entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party. No failure on the part of any party hereto to exercise, and no delay in exercising any right, power or remedy created hereunder, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or remedy by any such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. No waiver by any party hereto to any breach of or default in any term or condition of this Agreement shall constitute a waiver of or assent to any succeeding breach of or default in the same or any other term or condition hereof.

          9.9  HEADINGS.  The headings as to contents of particular paragraphs
               --------
of this Agreement are inserted for convenience and shall not be construed as a part of this Agreement or as a limitation on the scope of any terms or provisions of this Agreement.

          9.10 NUMBER AND GENDER.  Where the context requires, the use of the
               -----------------
singular form herein shall include the plural, the use of the plural shall include the singular, and the use of any gender shall include any and all genders.

          9.11 TIME OF PERFORMANCE.  Time is of the essence.
               -------------------

          IN WITNESS WHEREOF, the parties have executed this Agreement under seal or caused this Agreement to be duly executed under seal by their duly authorized officers as of the day and year first above written.



                                        THE COMPANY:
                                        PAMECO HOLDINGS, INC.

                                        ___________________________
                                        By:________________________
                                        Title:_____________________



                                        THE SELLING SHAREHOLDER:
                                        SOFITAM S.A.

                                        ___________________________
                                        By:________________________
                                        Title:_____________________

                                   EXHIBIT A
                                   ---------

                   Formula for Purchase Price of the Shares
                   ----------------------------------------

Class of Shares              Number of Shares  Price Per Share     Total
---------------              ----------------  ---------------     -----
Common Shares                    1,000,000         $10.50       $10,500,000

Preferred Shares                     4,000         $1,000       $ 4,000,000

                                                                -----------
                                                                -----------

     Total Purchase Price                                       $14,500,000
